UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2003

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)

5775 Roscoe Court
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits:

4.1	Registration Rights Agreement, dated as of December 20, 2000, between the Company and CFSC Capital Corp. VIII (1)

4.2	Amended and Restated Registration Rights Agreement, dated as of October 31, 2000, between the Company and the several stockholders listed therein

4.3	First Amendment, dated as of March 13, 2001, to Amended and Restated Registration Rights Agreement, dated as of October 31, 2000, between the Company and the several stockholders listed therein

4.4	Warrant Agreement, dated as of December 20, 2000, between the Company and CFSC Capital Corp. VIII

10.1	Fifth Amendment to the Office Lease for the property located at 4310 E. Broadway Road, Phoenix, Arizona

10.2	Acknowledgement, dated April 15, 2003, of limited guaranty by Nelson Peltz, Peter May, Triarc Companies, the Company and Chandler Family Partnership originally dated August 28, 1998

10.3	Servicing Agreement, dated as of January 29, 1998, among West Capital Financial Services Corp., West Capital Receivables Corporation I and Norwest Bank Minnesota, National Association (1)

10.4	Supplement to Servicing Agreement, dated May 22, 2000 (1)

10.5	Letter agreement, dated December 27, 2000, between Daiwa Finance Corporation and Midland Credit Management, Inc.

10.6	Servicing Agreement, dated December 27, 2000 (1)

10.7	Amendment No. 1, dated as of November 28, 2001, to the Servicing Agreement dated December 27, 2000 (1)

10.8	Servicing Agreement, dated as of December 20, 2000, relating to the Secured Financing Facility

10.9	First Amendment to Servicing Agreement relating to the Secured Financing Facility, dated as of May 1, 2002 (1)

10.10	Second Amendment to Servicing Agreement relating to the Secured Financing Facility, dated as of June 26, 2003 (1)

10.11	Exclusivity Agreement, dated December 20, 2000, by and among MRC Receivables Corporation, Midland Credit Management, Inc., the Company and CFSC Capital Corp. VIII (1)

21	List of Subsidiaries

(1)	Certain confidential portions of these exhibits were omitted by means of redacting a portion of the text and replacing it with asterisks. These exhibits have been filed separately with the Secretary of the Commission without the redaction pursuant to the Registrant’s application requesting confidential treatment under Rule 406 under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.
Date:	August 22, 2003	By/s/ Barry R. Barkley
Barry R. Barkley
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

4.1	Registration Rights Agreement, dated as of December 20, 2000, between the Company and CFSC Capital Corp. VIII (1)

4.2	Amended and Restated Registration Rights Agreement, dated as of October 31, 2000, between the Company and the several stockholders listed therein

4.3	First Amendment, dated as of March 13, 2001, to Amended and Restated Registration Rights Agreement, dated as of October 31, 2000, between the Company and the several stockholders listed therein

4.4	Warrant Agreement, dated as of December 20, 2000, between the Company and CFSC Capital Corp. VIII

10.1	Fifth Amendment to the Office Lease for the property located at 4310 E. Broadway Road, Phoenix, Arizona

10.2	Acknowledgement, dated April 15, 2003, of limited guaranty by Nelson Peltz, Peter May, Triarc Companies, the Company and Chandler Family Partnership originally dated August 28, 1998

10.3	Servicing Agreement, dated as of January 29, 1998, among West Capital Financial Services Corp., West Capital Receivables Corporation I and Norwest Bank Minnesota, National Association (1)

10.4	Supplement to Servicing Agreement, dated May 22, 2000 (1)

10.5	Letter agreement, dated December 27, 2000, between Daiwa Finance Corporation and Midland Credit Management, Inc.

10.6	Servicing Agreement, dated December 27, 2000 (1)

10.7	Amendment No. 1, dated as of November 28, 2001, to the Servicing Agreement dated December 27, 2000 (1)

10.8	Servicing Agreement, dated as of December 20, 2000, relating to the Secured Financing Facility

10.9	First Amendment to Servicing Agreement relating to the Secured Financing Facility, dated as of May 1, 2002 (1)

10.10	Second Amendment to Servicing Agreement relating to the Secured Financing Facility, dated as of June 26, 2003 (1)

10.11	Exclusivity Agreement, dated December 20, 2000, by and among MRC Receivables Corporation, Midland Credit Management, Inc., the Company and CFSC Capital Corp. VIII (1)

21	List of Subsidiaries

(1)	Certain confidential portions of these exhibits were omitted by means of redacting a portion of the text and replacing it with asterisks. These exhibits have been filed separately with the Secretary of the Commission without the redaction pursuant to the Registrant’s application requesting confidential treatment under Rule 406 under the Securities Act.

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